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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 28, 2008

                           China Pharma Holdings, Inc
                         ------------------------------

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               000-29532                             73-1564807
       (Commission File Number)           (IRS Employer Identification Number)

                            2nd Floor, No. 17, Jinpan Road
                            Haikou, Hainan Province, China
                       (Address of Principal Executive Offices)

                                    86-898-66811730
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This  Form 8-K and  other  reports  filed by China  Pharma  Holdings  Inc.  (the
"Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01  Entry into a Material Definitive Agreement

On May 27, 2008, China Pharma Holdings Inc., a Delaware corporation, entered into a Securities Purchase Agreement (the "Agreement") with 17 investors (the "Investors") in connection with a private placement of 5,000,000 shares of the Company's common stock at $2.00 per share (the "Shares"). Pursuant to the Agreement and the Form of Warrant of the Company, the Investors shall also receive three-year warrants (the "Warrants") to purchase an aggregate of 1,250,000 shares of the Company's common stock (the "Warrant Shares") at $2.80 per share. Pursuant to the Agreement, the Company shall receive the net subscription proceeds in the amount of $10,000,000. Roth Capital Partners, LLC ("Roth") has acted as the private placement agent in the Company's offering of Shares and Warrants (the "Offering").

Under the Registration Rights Agreement entered into between the Company and the Investors on the same date, we shall prepare and file a registration statement on Form S-1 or such other document with the Securities Exchange Commission (the "SEC") within 45 days following the closing date to permit the registered resale of the Shares and the shares of the Company's common stock issuable upon the exercise of the Warrants pursuant to the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1. A copy of the Form of Warrant is attached hereto as Exhibit 10.2. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.3.

Under an Engagement Letter issued by Roth and confirmed and accepted by the Company on January 19, 2008, the Company will, upon the closing of the Offering, issue to Roth warrants (the "Agent Warrants") for the purchase of securities equal to six percent (6%) of the securities issued in the Offering. The Agent Warrants will be exercisable into the same class of common stock as issued as part of the Offering, and have a term of three years. The exercise price per share of the Agent Warrants will be the higher of (i) $2.80 and (ii) 130% of the


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closing price of the Company's common stock on the closing date of the Offering.
A copy of the Engagement Letter is attached hereto as Exhibit 10.4.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Registration Rights Agreement, the Form of Warrant and the Engagement Letter attached hereto.

Item 3.02  Unregistered Sales of Equity Securities

The information set forth above in "Item 1.01- Entry into Material Definitive Agreement" is incorporated herein by this reference.

The Investors' Shares described in Item 1.01 were made in reliance upon the exemption from registration under the Securities Act 1933 (the "Act") provided by Section 4(2) thereof and Rule 506 thereunder and exemptions from registration under applicable state securities laws. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Act.

Item 7.01  Regulation FD Disclosure

The Company intends to issue a press release regarding the closing of the offering of the Shares and Warrants described in Item 1.01 herein substantially in the form of a press release filed as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

      The following exhibits are furnished in accordance with Item 601 of Regulation S-B:


    EXHIBIT NO.            DESCRIPTION
    10.1 Securities Purchase Agreement by and between China Pharma Holdings, Inc. and the Investors.

    10.2            Form of Warrant of China Pharma Holdings, Inc.

    10.3 Registration Rights Agreement by and between China Pharma Holdings, Inc. and the Investors

    10.4            Engagement Letter issued by Roth Capital Partners, LLC

    99.1            Press release dated May 28, 2008.




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                                    Signature



Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

China Pharma Holdings, Inc.
Date: May 28, 2008


/s/ Zhilin Li
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Zhilin Li
President and CEO






















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